Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Timothy E. Bixby, Chief Financial Officer of LivePerson, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 20, 2004           By: /s/ TIMOTHY E. BIXBY
                                    -----------------------------------------
                                    Name: Timothy E. Bixby
                                    Title: President, Chief Financial Officer
                                           and Secretary